UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2015 (April 28, 2015)

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated April 28, 2015, originally filed with the Securities and Exchange Commission (“SEC”) on April 29, 2015 (the “Original Report”) to provide financial statements of Norbert Dentressangle S.A. (“ND”) required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Report. We filed the Original Report to announce the pending acquisition of ND pursuant to the terms of the Share Purchase Agreement and Tender Offer Agreement, dated April 28, 2015.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma financial information contemplated by Article 11 of Regulation S-X for the ND acquisition.

The consolidated balance sheets of ND and subsidiaries as of December 31, 2014, 2013 and 2012 and the related consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The unaudited consolidated balance sheet of ND and subsidiaries as of March 31, 2015 and the related unaudited consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the three months ended March 31, 2015 and 2014 and the notes related thereto contemplated by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

23.1	Consent of Ernst & Young et Autres and Grant Thornton, independent auditors

23.2	Acknowledgment of Ernst & Young et Autres and Grant Thornton, independent auditors

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of March 31, 2015, and statements of operations for the three months ended March 31, 2015, twelve months ended December 31, 2014, three months ended March 31, 2014 and twelve months ended March 31, 2015

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Auditors

(ii) Consolidated balance sheets of Norbert Dentressangle S.A. and subsidiaries as of December 31, 2014, 2013 and 2012 and the related consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.3	Unaudited Financial Statements of Businesses Acquired

(i) Review Report of Independent Auditors

(ii) Unaudited consolidated balance sheet of Norbert Dentressangle S.A. and subsidiaries as of March 31, 2015 and the related unaudited consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the three months ended March 31, 2015 and 2014 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: June 1, 2015

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young et Autres and Grant Thornton, independent auditors

23.2	Acknowledgment of Ernst & Young et Autres and Grant Thornton, independent auditors

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of March 31, 2015, and statements of operations for the three months ended March 31, 2015, twelve months ended December 31, 2014, three months ended March 31, 2014 and twelve months ended March 31, 2015

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Auditors

(ii) Consolidated balance sheets of Norbert Dentressangle S.A. and subsidiaries as of December 31, 2014, 2013 and 2012 and the related consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.3	Unaudited Financial Statements of Businesses Acquired

(i) Review Report of Independent Auditors

(ii) Unaudited consolidated balance sheet of Norbert Dentressangle S.A. and subsidiaries as of March 31, 2015 and the related unaudited consolidated income statements, statements of other comprehensive income, cash flow statements, and statements of changes in equity for the three months ended March 31, 2015 and 2014 and the notes related thereto

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